SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C 20549
                         FORM 8-K
                      CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities
             Exchange Act of 1934

              Date of Report:  July 22, 1997

                   Colonial Gas Company
(Exact name of registrant as specified in its charter)


Massachusetts         0-10007               04-1558100
(State of           (Commission File        (IRS Employer
incorporation)         Number)            Identification No.)


          40 Market Street, Lowell, Massachusetts 01853
      (Address of principal executive offices and zip code)

                      (508) 322-3000
   (Registrant's telephone number, including area code)

                    [END OF COVER PAGE]

Item 5.  Other Events

     On July 22, 1997, Colonial Gas Company ("Colonial") and Cabot LNG Corporation ("Cabot LNG") jointly reported that the Massachusetts Department of Public Utilities ("DPU") had declined to approve the contract relating to utilization of Colonial's Tewksbury LNG facility under their proposed joint venture. The commencement of the joint venture between Colonial and Cabot LNG was contingent upon such approval. A July 22, 1997 Press Release,jointly issued by Colonial and Cabot LNG and further detailing the DPU's decision and Colonial and Cabot LNG's response,is included herewith as
Exhibit 20 and is also incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits:

    (c)  Exhibits:

         Number and Description of Exhibit

    20.  July 22, 1997 Press Release entitled "Colonial Gas
         Company and Cabot LNG Corporation Respond to DPU
         Decision."

                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                COLONIAL GAS COMPANY
Date:  July 22, 1997             By:
                                      ______________________
                                      F.L. Putnam, III
                                      President and
                                      Chief Executive Officer